                                                                   Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report


                              ------------------
Distribution Date:             December 17, 2001                                                  Closing Date:    October 19, 2000
                              ------------------
Collection Period Begin Date:   November 1, 2001                                   Previous Distribution Date:    November 15, 2001
Collection Period End Date:    November 30, 2001                          Previous Collection Period End Date:     October 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics               Cutoff                   Accrual
                                              Balance       Coupon     Calendar       Legal Final Maturity         CUSIP
-----------------------------------------------------------------------------------------------------------------------------------
i.                   Class A-1 Notes       $230,000,000     6.745%    Actual/360                11/15/2001         03216TAA8
ii.                  Class A-2 Notes        240,000,000     6.700%        30/360                02/17/2003         03216TAB6
iii.                 Class A-3 Notes        315,000,000     6.670%        30/360                07/15/2004         03216TAC4
iv.                  Class A-4 Notes        103,640,000     6.760%        30/360                02/15/2005         03216TAD2
v.                     Class B Notes         28,510,000     7.080%        30/360                07/15/2005         03216TAE0
vi.                    Class C Notes         14,260,000     7.440%        30/360                02/15/2007         03216TAF7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                              Balance as of           % of Original Balance    Unpaid Interest   Unpaid Interest
                                          11/15/01      12/17/01      11/15/01     12/17/01       11/15/01           12/17/01
------------------------------------------------------------------------------------------------------------------------------------
i.                Class A-1 Notes      $          0   $          0      00.00%        0.00%               -                -
ii.               Class A-2 Notes        71,329,180     42,776,831      29.72%       17.82%               -                -
iii.              Class A-3 Notes       315,000,000    315,000,000     100.00%      100.00%               -                -
iv.               Class A-4 Notes       103,640,000    103,640,000     100.00%      100.00%               -                -
v.                  Class B Notes        28,510,000     28,510,000     100.00%      100.00%               -                -
vi.                 Class C Notes        14,260,000     14,260,000     100.00%      100.00%               -                -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account
---------------------------------------------------------------------------------------------------------------------
i.        Initial Reserve Deposit                      $ 7,128,117.29
ii.       Beginning of Period Reserve Balance            7,128,117.29
iii.      Specified Reserve Account Percent                      0.75% of Initial Pool Balance
iv.       Specified Reserve Account Floor                7,128,117.29
v.        Specified Reserve Account Balance              7,128,117.29
vi.       Reserve Account Release                                   -
vii.      Reserve Account Draws                                     -
viii.     Reserve Account Deposits                                  -
ix.       End of Period Reserve Balance                  7,128,117.29
x.        Specified Credit Enhancement Percent                   3.25%
xi.       Specified Credit Enhancement Floor             7,128,117.29
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
D. Servicing
---------------------------------------------------------
i.        Servicing Fee Percentage                  1.00%
ii.       Beginning of Period Servicing Shortfall      -
iii.      End of Period Servicing Shortfall            -
---------------------------------------------------------

AmSouth Auto Trust 2000-1
Monthly Servicing Report


Distribution Date:                    December 17, 2001                                  Closing Date:    October 19, 2000
Collection Period Begin Date:          November 1, 2001                    Previous Distribution Date:   November 15, 2001
Collection Period End Date:           November 30, 2001           Previous Collection Period End Date:    October 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics                  Initial Balance           Balance as of           Percent of Original as of
                                                 09/30/00       10/31/01            11/30/01     10/31/01       11/30/01
---------------------------------------------------------------------------------------------------------------------------------
i.       Principal Balance                    $ 950,415,639    $   543,267,248   $513,755,776      57.16%        54.06%
ii.      Number of Contracts                         73,293             52,648         50,748      71.83%        69.24%
iii.     Weighted Average Coupon (WAC)                 9.44%              9.46%          9.47%
iv.      Weighted Average Original Term               61.40              62.04          62.09
v.       Weighted Average Remaining Term              49.40              39.46          38.73
vi.      Weighted Average Seasoning                   12.00              22.57          23.36
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Performance                 # of Contracts   % of Number of Contracts  Principal    Balance   % of Principal Balance
                                        10/31/01  11/30/01   10/31/01    11/30/01     10/31/01    11/30/01    10/31/01   11/30/01
---------------------------------------------------------------------------------------------------------------------------------
i.       30-59 Days Delinquent               747     653      1.42%       1.29%      7,555,942    $6,736,810     1.39%     1.31%
ii.      60-89 Days Delinquent               168     211      0.32%       0.42%      1,620,046     2,100,681     0.30%     0.41%
iii.     90-119 Days Delinquent               70      68      0.13%       0.13%        599,321       502,768     0.11%     0.10%
iv.      120+ Days Delinquent                  -       -      0.00%       0.00%              -             -     0.00%     0.00%
v.       Repo In Inventory (Charged-off)       9      10      0.02%       0.02%        115,280       150,420     0.02%     0.03%
vi.      Repo In Inventory (Not Charged-Off)  23      18      0.04%       0.04%        301,075       221,615     0.06%     0.04%
vii.     Gross Charge-Offs in Period          72      63      0.14%       0.12%        568,258       570,744     0.10%     0.11%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                                 $            % of Original Balance
                                                 10/31/01    11/30/01   10/31/01  11/30/01
---------------------------------------------------------------------------------------------------------
i.       Gross Charge-Offs In Period           $  568,258   $  570,744    0.060%    0.060%
ii.      Cumulative Gross Charge-Offs           5,832,102    6,402,845    0.614%    0.674%
iii.     Net Losses In Period                     385,869      441,248    0.041%    0.046%
iv.      Cumulative Net Losses                  4,269,828    4,711,076    0.449%    0.496%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
H. Pool Collections
---------------------------------------------------------------------------------------------------------
i.       Borrower Interest Collections                                             $ 4,256,676.98
ii.      Borrower Principal Collections                                             28,252,366.13
iii.     Net Liquidation Proceeds                                                      141,225.24
iv.      Recoveries                                                                    129,495.42
v.       Repurchase Amounts (Interest)                                                   4,633.01
vi.      Repurchase Amounts (Principal)                                                547,136.89
vii.     Total Interest Collections                                                  4,261,309.99
viii.    Total Principal Collections                                                29,070,223.68
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation
---------------------------------------------------------------------------------------------------------
i.       Beginning Pool Balance                                                   $543,267,247.82
ii.      Pool Balance Reductions from Principal Collections                         28,940,728.26
iii.     Gross Charge-Offs In Period                                                   570,743.63
iv.      Ending Pool Balance                                                       513,755,775.93
---------------------------------------------------------------------------------------------------------

                                   Page 2 of 4

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:              December 17, 2001                                 Closing Date:     October 19, 2000
Collection Period Begin Date:    November 1, 2001                    Previous Distribution Date:   November 15, 2001
Collection Period End Date:     November 30, 2001           Previous Collection Period End Date:    October 31, 2001


-------------------------------------------------------------------------------------------------------
J. Total Available
-------------------------------------------------------------------------------------------------------
i.   Total Pool Collections                                                             $33,331,533.67
ii   Reinvestment Income from Reserve Account                                                 8,413.52
        Reserve Account Balance                                  $ 7,128,117.29
        Specified Reserve Account Amount                           7,128,117.29
                                                                 ==============
iii. Reserve Account Release                                               0.00                   0.00
iv.  Collected Funds                                                                     33,339,947.19
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall
                                                                                                              Reserve
                                                                             Amount Available    Reserve      Account      Amount
                                            Calculation Steps    Amount Due  for Distribution    Balance       Draw         Paid
------------------------------------------------------------------------------------------------------------------------------------
            Servicing Fee                     $   452,722.71
            Previous Servicing Fee Shortfall            0.00
                                              ==============
i.    Total Servicing Fee                         452,722.71   $  452,722.71  $33,339,947.19  $7,128,117.29    $0.00   $  452,722.71

ii.   Class A Notes Interest Distribution                       2,732,968.25   32,887,224.48   7,128,117.29     0.00    2,732,968.25

        Class A Notes Balance                 489,969,179.56
        Pool Balance                          513,755,775.93
                                              ==============
iii.  First Priority Principal Distribution             0.00            0.00   30,154,256.23   7,128,117.29     0.00            0.00

iv.   Class B Notes Interest Distribution                         168,209.00   30,154,256.23   7,128,117.29     0.00      168,209.00

        Class A and B Notes Balance           518,479,179.56
        Pool Balance                          513,755,775.93
                                              ==============
v.    Second Priority Principal Distribution    4,723,403.63    4,723,403.63   29,986,047.23   7,128,117.29    0.00     4,723,403.63

vi.   Class C Notes Interest Distribution                          88,412.00   25,262,643.61   7,128,117.29    0.00        88,412.00
vii.  Reserve Fund Deposit                                              0.00   25,174,231.61                                    0.00

        Outstanding Money Market Securities             0.00
        Total Notes Balance                   532,739,179.56
        Specified Credit Enhancement Amount    16,697,062.72
        Specified Reserve Account Amount        7,128,117.29
                                              --------------
        Specified Overcollateralization
         Amount                                 9,568,945.43
        Target Securities Balance             504,186,830.50
                                              ==============
viii. Regular Principal Distribution           23,828,945.43   23,828,945.43   25,174,231.61                           23,828,945.43

ix.   Release to Seller                                         1,345,286.18    1,345,286.18   7,128,117.29             1,345,286.18
------------------------------------------------------------------------------------------------------------------------------------

                                   Page 3 of 4

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:                 December 17, 2001                                    Closing Date:        October 19, 2000
Collection Period Begin Date:       November 1, 2001                        Previous Distribution Date:     November 15, 2001
Collection Period End Date:        November 30, 2001               Previous Collection Period End Date:      October 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                     Accrued
                                             Number of                 Previous  Interest on   Total Bond      Total Bond
                                              Days in      Current     Interest    Interest     Interest        Interest   Interest
                                    Coupon    Period       Interest    Shortfall   Shortfall      Due             Paid     Shortfall
------------------------------------------------------------------------------------------------------------------------------------
         Total Class A Notes                           $ 2,732,968.25    $ -       $ -      $ 2,732,968.25  $2,732,968.25   $ -
         Class A-1 Notes            6.745%      32                  -      -         -                   -              -     -
         Class A-2 Notes             6.70%      30         398,254.59      -         -          398,254.59     398,254.59     -
         Class A-3 Notes             6.67%      30       1,750,875.00      -         -        1,750,875.00   1,750,875.00     -
         Class A-4 Notes             6.76%      30         583,838.67      -         -          583,838.67     583,838.67     -
         Class B Notes               7.08%      30         168,209.00      -         -          168,209.00     168,209.00     -
         Class C Notes               7.44%      30          88,412.00      -         -           88,412.00      88,412.00     -
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
M. Bond Principal Distributions
-------------------------------------------------------------------
      First Priority Principal Distribution        $            -
      Second Priority Principal Distribution         4,723,403.63
      Regular Principal Distribution                23,828,945.43
                                                   ==============
      Total Principal Distribution                  28,552,349.05

      Class A-1 Notes Principal Distribution                    -
      Class A-2 Notes Principal Distribution        28,552,349.05
      Class A-3 Notes Principal Distribution                    -
      Class A-4 Notes Principal Distribution                    -
      Class B Notes Principal Distribution                      -
      Class C Notes Principal Distribution                      -
-------------------------------------------------------------------

                                   Page 4 of 4